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                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Voyageur Mutual Funds III, Inc.:



We consent to the use of our report incorporated herein by reference to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.


                                                 /s/ KPMG Peat Marwick LLP
                                                 -------------------------------
                                                     KPMG Peat Marwick

Minneapolis, Minnesota
August 25, 1997